UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2007

Southern Michigan Bancorp, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-49722 (Commission File Number)	38-2407501 (IRS Employer Identification No.)

51 West Pearl Street Coldwater, MI (Address of Principal Executive Offices)	49036 (Zip Code)

Registrant's telephone number, including area code:  (517) 279-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

                    On October 26, 2007, Southern Michigan Bancorp, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. This Report and the Exhibit are furnished to, and not filed with, the Commission.

Additional Information

                    Southern Michigan Bancorp, Inc. has filed a registration statement with the Securities and Exchange Commission to register the shares of its common stock that shareholders of FNB Financial Corporation will receive if the merger of FNB Financial Corporation with and into Southern Michigan Bancorp, Inc. is completed. The registration statement contains a prospectus and proxy statement and other relevant documents concerning the merger. Investors are urged to read the prospectus and proxy statement because it contains important information about Southern Michigan Bancorp, Inc., FNB Financial Corporation, and the merger. You can obtain the full registration statement, which includes the prospectus and proxy statement, free of charge at the Securities and Exchange Commission's website, http://www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Press Release, dated October 26, 2007.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 26, 2007	SOUTHERN MICHIGAN BANCORP, INC. (Registrant)

/s/ Danice L. Chartrand
Danice L. Chartrand Senior Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Southern Michigan Bancorp, Inc. Press Release, dated October 26, 2007. This Exhibit is furnished to, and not filed with, the Commission.